UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2022

Discovery, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34177	35-2333914
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

230 Park Avenue South

New York, New York 10003

(Address of principal executive offices, including zip code)

212-548-5555

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Series A Common Stock	DISCA	Nasdaq
Series B Common Stock	DISCB	Nasdaq
Series C Common Stock	DISCK	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On March 11, 2022, Discovery, Inc. (“Discovery”) held a special meeting of stockholders (the “Special Meeting”), in connection with the Agreement and Plan of Merger, dated as of May 17, 2021, as it may be amended from time to time (the “Merger Agreement”), by and among Discovery, Drake Subsidiary, Inc., a Delaware corporation and a wholly owned subsidiary of Discovery (“Merger Sub”), AT&T Inc., a Delaware corporation (“AT&T”), and Magallanes, Inc., a Delaware corporation and a wholly owned subsidiary of AT&T (“Spinco”), pursuant to which, among other things, Merger Sub will merge with and into Spinco (the “Merger”), with Spinco continuing as the surviving corporation and a wholly owned subsidiary of the combined company, which will be renamed Warner Bros. Discovery, Inc. (“WBD”).

The following matters were submitted to a vote of the Discovery stockholders at the Special Meeting: (1) proposals to approve the amendment and restatement of Discovery’s restated certificate of incorporation, as amended (the “Discovery charter”), (a) to reclassify and automatically convert Discovery capital stock issued and outstanding or held by Discovery as treasury stock immediately prior to the effective time of such amendment and restatement into such number of shares of Series A common stock of WBD, par value $0.01 per share (“WBD common stock”), as set forth in the Merger Agreement, (b) to increase the authorized shares of WBD common stock to 10,800,000,000 shares, (c) to increase the authorized shares of “blank check” preferred stock of WBD, par value $0.01 per share, to 1,200,000,000 shares, (d) to declassify the WBD board of directors into one class of directors upon the election of directors at WBD’s third annual meeting of stockholders after the completion of the Merger and make certain related changes and (e) to provide for all other changes in connection with such amendment and restatement; (2) a proposal to approve the issuance of shares of WBD common stock to the Spinco stockholders in the Merger as contemplated by the Merger Agreement; and (3) a proposal to approve, on an advisory (non-binding) basis, the “golden parachute” compensation payments that will or may be paid by Discovery to its named executive officers in connection with the Merger. These proposals are described in more detail in the proxy statement/prospectus filed by Discovery with the Securities and Exchange Commission on February 10, 2022. Each of the matters submitted to a vote of the Discovery stockholders at the Special Meeting was approved by the requisite vote of the Discovery stockholders.

As of the close of business on January 18, 2022, the record date for the Special Meeting, 169,543,489 shares of Discovery’s Series A common stock (“Discovery Series A common stock”), 6,512,378 shares of Discovery’s Series B common stock (“Discovery Series B common stock”), 7,852,582 and 4/9 shares of Discovery’s Series A-1 preferred stock (“Discovery Series A-1 preferred stock”) and 4,313,349 and 1/2 shares of Discovery’s Series C-1 preferred stock (“Discovery Series C-1 preferred stock”) were outstanding and eligible to vote at the Special Meeting. 101,847,337 shares of Discovery Series A common stock, 6,234,496 shares of Discovery Series B common stock, 7,852,582 and 4/9 shares of Discovery Series A-1 preferred stock and 4,313,349 and 1/2 shares of Discovery Series C-1 preferred stock, representing approximately 95.73% of the voting power of the Discovery Series B common stock, 100% of the voting power of the Discovery Series A-1 preferred stock, 100% of the voting power of the Discovery Series C-1 preferred stock and 76.92% of the combined voting power of the Discovery Series A common stock, Discovery Series B common stock and Discovery Series A-1 preferred stock, voting together as a single class, were present in person or represented by proxy at the Special Meeting. Therefore, a quorum was present at the Special Meeting.

When the Discovery Series A common stock, Discovery Series B common stock and Discovery Series A-1 preferred stock vote together as a single class, each share of Discovery Series A common stock is entitled to one vote, each of share of Discovery Series B common stock is entitled to ten votes and each share of Discovery Series A-1 preferred stock is entitled to nine votes. Set forth below is the number of votes cast for, against or withheld, as well as the number of abstentions, as to each such matter.

Proposal No. 1A:

The holders of (1) Discovery Series B common stock, voting as a class, (2) Discovery Series A-1 preferred stock, voting as a class, (3) Discovery Series C-1 preferred stock, voting as a class, and (4) Discovery Series A common stock, Discovery Series B common stock and Discovery Series A-1 preferred stock, voting together as a single class, approved the amendment and restatement of the Discovery charter to reclassify and automatically convert Discovery capital stock into WBD common stock.

Discovery Series B common stock voting results:

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
6,233,801	445	250	0

Discovery Series A-1 preferred stock voting results:

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
7,852,582	0	0	0

Discovery Series C-1 preferred stock voting results:

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
4,313,349	0	0	0

Discovery Series A common stock, Discovery Series B common stock and Discovery Series A-1 preferred stock combined voting results:

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
234,523,912	146,573	195,054	0

Proposal No. 1B:

The holders of (1) Discovery Series B common stock, voting as a class, (2) Discovery Series A-1 preferred stock, voting as a class, (3) Discovery Series C-1 preferred stock, voting as a class, and (4) Discovery Series A common stock, Discovery Series B common stock and Discovery Series A-1 preferred stock, voting together as a single class, approved the amendment and restatement of the Discovery charter to increase the authorized shares of WBD common stock to 10,800,000,000 shares.

Discovery Series B common stock voting results:

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
6,233,718	528	250	0

Discovery Series A-1 preferred stock voting results:

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
7,852,582	0	0	0

Discovery Series C-1 preferred stock voting results:

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
4,313,349	0	0	0

Discovery Series A common stock, Discovery Series B common stock and Discovery Series A-1 preferred stock combined voting results:

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
230,147,237	4,516,527	201,775	0

Proposal No. 1C:

The holders of (1) Discovery Series B common stock, voting as a class, (2) Discovery Series A-1 preferred stock, voting as a class, (3) Discovery Series C-1 preferred stock, voting as a class, and (4) Discovery Series A common stock, Discovery Series B common stock and Discovery Series A-1 preferred stock, voting together as a single class, approved the amendment and restatement of the Discovery charter to increase the authorized shares of “blank check” preferred stock of WBD, par value $0.01 per share, to 1,200,000,000 shares.

Discovery Series B common stock voting results:

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
6,232,482	1,905	109	0

Discovery Series A-1 preferred stock voting results:

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
7,852,582	0	0	0

Discovery Series C-1 preferred stock voting results:

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
4,313,349	0	0	0

Discovery Series A common stock, Discovery Series B common stock and Discovery Series A-1 preferred stock combined voting results:

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
169,187,441	65,457,145	220,953	0

Proposal No. 1D:

The holders of (1) Discovery Series B common stock, voting as a class, (2) Discovery Series A-1 preferred stock, voting as a class, (3) Discovery Series C-1 preferred stock, voting as a class, and (4) Discovery Series A common stock, Discovery Series B common stock and Discovery Series A-1 preferred stock, voting together as a single class, approved the amendment and restatement of the Discovery charter to declassify the WBD board of directors into one class of directors upon the election of directors at WBD’s third annual meeting of stockholders after the completion of the Merger and make certain related changes.

Discovery Series B common stock voting results:

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
6,233,797	449	250	0

Discovery Series A-1 preferred stock voting results:

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
7,852,582	0	0	0

Discovery Series C-1 preferred stock voting results:

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
4,313,349	0	0	0

Discovery Series A common stock, Discovery Series B common stock and Discovery Series A-1 preferred stock combined voting results:

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
234,520,329	152,716	192,494	0

Proposal No. 1E:

The holders of (1) Discovery Series B common stock, voting as a class, (2) Discovery Series A-1 preferred stock, voting as a class, (3) Discovery Series C-1 preferred stock, voting as a class, and (4) Discovery Series A common stock, Discovery Series B common stock and Discovery Series A-1 preferred stock, voting together as a single class, approved the amendment and restatement of the Discovery charter to provide for all other changes in connection with such amendment and restatement.

Discovery Series B common stock voting results:

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
6,233,620	438	438	0

Discovery Series A-1 preferred stock voting results:

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
7,852,582	0	0	0

Discovery Series C-1 preferred stock voting results:

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
4,313,349	0	0	0

Discovery Series A common stock, Discovery Series B common stock and Discovery Series A-1 preferred stock combined voting results:

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
234,025,717	502,435	337,387	0

Proposal No. 2:

The holders of Discovery Series A common stock, Discovery Series B common stock and Discovery Series A-1 preferred stock, voting together as a single class, approved the issuance of shares of WBD common stock to the Spinco stockholders in the Merger pursuant to the terms of the Merger Agreement.

Discovery Series A common stock, Discovery Series B common stock and Discovery Series A-1 preferred stock combined voting results:

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
234,458,078	191,790	215,671	0

Proposal No. 3:

The holders of Discovery Series A common stock, Discovery Series B common stock and Discovery Series A-1 preferred stock, voting together as a single class, approved, on an advisory (non-binding) basis, the “golden parachute” compensation payments that will or may be paid by Discovery to its named executive officers in connection with the Merger.

Discovery Series A common stock, Discovery Series B common stock and Discovery Series A-1 preferred stock combined voting results:

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
212,656,619	21,610,042	598,878	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 11, 2022	DISCOVERY, INC.

	By:	/s/ Bruce Campbell
	Name:	Bruce Campbell
	Title:	Chief Development, Distribution and Legal Officer